Exhibit 99.1 Investor Presentation May 2024

Disclosures

Forward Looking Statements

Certain statements contained herein are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts, including but not limited to information related to the business combination transaction involving Provident Financial Services, Inc. (the “Company”) and Lakeland Bancorp, Inc. (“Lakeland”) and statements about the proposed securities offering. These statements may be identified by reference to a future period or periods, or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “estimate,” "project," "intend," “anticipate,” “continue,” or similar terms or variations on those terms, or the negative of those terms, including references to assumptions.

The forward-looking statements contained in this presentation reflect our current views about future events and financial performance and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from historical results and those expressed in any forward-looking statement. Some factors that could cause actual results to differ materially from historical or expected results include, but are not limited to, those set forth in Item 1A of the Company's Annual Report on Form 10-K, as may be supplemented by its Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and those related to the economic environment, particularly in the market areas in which the Company operates, inflation and unemployment, competitive products and pricing, real estate values, fiscal and monetary policies of the U.S. Government, changes in accounting policies and practices that may be adopted by the regulatory agencies and the accounting standards setters, changes in government regulations affecting financial institutions, including regulatory fees and capital requirements, changes in prevailing interest rates, acquisitions and the integration of acquired businesses, credit risk management, asset-liability management, the financial and securities markets, the availability of and costs associated with sources of liquidity, the possibility that the proposed transaction between the Company and Lakeland does not close when expected or at all, the failure to satisfy any conditions of final regulatory approvals or satisfy other conditions to closing on a timely basis or at all; any failure to realize the anticipated benefits of the transaction when expected or at all; certain restrictions during the pendency of the transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the ability to promptly and effectively integrate the businesses of the Company and Lakeland, diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business, employee, customer and/or counterparty relationships, including those resulting from the completion of the merger and integration of the companies.

The Company cautions readers not to place undue reliance on any such forward-looking statements which speak only as of the date they are made. The Company advises readers that the factors listed above could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. The Company does not assume and expressly disclaims any duty, and does not undertake, to update any forward-looking statements in this presentation to reflect events or circumstances after the date of this statement or otherwise.

Provident

2

Disclosures (Continued)

No Offer or Solicitation

This presentation is neither an offer to sell nor a solicitation of an offer to purchase any securities of the Company or Lakeland. There will be no sale of securities in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Any securities of the Company to be offered will be issued pursuant to the Company's effective shelf registration on Form S-3 (File No. 333-275213), filed with the Securities and Exchange Commission (the "SEC"). Before considering an investment, you should read the prospectus in that registration statement and the preliminary prospectus supplement and other documents that the Company will file with the SEC for additional information about the Company and the offering. You may obtain these documents and other documents to be filed with the SEC for free by visiting the SEC's website at www.sec.gov. Alternatively, a copy of the prospectus and when available, the preliminary prospectus supplement, may be requested by calling the Company at 732-590-9300 or by contacting: Piper Sandler & Co. by email at fsg-dcm@psc.com, or by emailing Keefe, Bruyette & Woods at USCapitalMarkets@kbw.com.

These securities are not insured or guaranteed by the FDIC or any other governmental agency or public or private insurer. Neither the SEC nor any other regulatory body has approved or disapproved of the securities of the Company or passed on the adequacy or accuracy of this presentation. Any representation to the contrary is a criminal offense.

Use of Non-GAAP Financial Measures

This presentation contains one or more non-GAAP financial measures determined by methods other than in accordance with generally accepted accounting principles. We use such non-GAAP financial measures, including efficiency ratio, as adjusted, to provide meaningful supplemental information regarding our performance. We believe these non-GAAP measures and ratios are beneficial in assessing our operating results and related trends, and when planning and forecasting future periods. These non-GAAP disclosures should be considered in addition to, and not as a substitute for or preferable to, financial results determined in accordance with GAAP. The non-GAAP financial measures we use may differ from the non-GAAP financial measures other financial institutions use to measure their results of operations. A reconciliation of any non-GAAP financial measures used in this presentation to the most directly comparable GAAP financial measure is included in the appendix at the end of this presentation.

Additional Important Information and Where to Find It

In connection with the proposed acquisition of Lakeland, the Company has filed with the SEC a Registration Statement on Form S-4 (the "Registration Statement) to register the shares of the Company's common stock to be issued to shareholders of Lakeland in connection with the transaction. The Registration Statement includes a joint proxy statement of the Company and Lakeland and a prospectus of the Company, as well as other relevant materials regarding the proposed merger transaction involving the Company and Lakeland.

Third Party Sources

Certain information contained in this presentation and oral statements made during this presentation relate to or are based upon publications and data obtained from third party sources. While the Company believes these sources to be reliable as of the date of this presentation, the Company has not independently verified such information, and makes no representation as to its accuracy, adequacy, fairness or completeness.

Provident

3

TOPICS FORDISCUSSION Provident Financial Services Overview Financial Overview Loan Portfolio & Asset Quality Funding & Liquidity Management Regulatory Capital Appendix 4

PROVIDENTFINANCIALSERVICESOVERVIEW

MERGER& REGULATORYUPDATE Provident has received regulatory approval from the FDIC, Federal Reserve and New Jersey Department of Banking & Insurance to complete the merger with Lakeland Bancorp and Lakeland Bank The regulatory approvals contain certain financial conditions and other commitments including the following: Ø $200 million capital raise prior to completion of the merger. Provident intends to satisfy this condition by raising $200 million of Tier 2 qualifying subordinated debt prior to completing the merger Ø Maintain a Tier 1 capital to total assets leverage ratio of at least 8.5% and a total capital to risk‐based assets ratio of at least 11.25% at Provident Bank for the three years following the completion of the merger Ø Submit, within 60 days following the completion of the merger, a capital plan to the Federal Reserve Bank of New York to maintain satisfactory capital at the bank holding company, and for two years following the completion of the merger to provide the Federal Reserve Bank of New York 30 day’s prior written notice of any capital distribution, which capital distribution shall be consistent with the capital plan Ø Maintain a ratio of commercial real estate loans to total capital and reserves at or below the levels set forth in the three‐year projections supporting its regulatory applications Ø Improve home mortgage applications from and originations to all demographic populations within the combined bank’s reasonably expected market area The merger agreement has been extended to June 30, 2024 to provide time to complete the subordinated debt issuance The merger is expected to be completed in the second calendar quarter 6

THENEWPROVIDENTFINANCIALSERVICES, INC. PROFORMAFINANCIALBALANCESHEET($BN)¹ Second largest bank headquartered in New Jersey Relationship lender with diversified and Total Assets Gross Loans Deposits Total Equity granular commercial loan portfolio $24.5 $18.8 $18.6 $2.3 Strong deposit base in the most densely populated and affluent areas in the nation PROFORMACAPITALRATIOS(PROFORMAWITHLBAI AND$200M SUB‐DEBT)¹ Historical high profitability levels at both companies and accelerated pro forma Consolidated Consolidated Consolidated Consolidated capital generation due to purchase accounting Lev. Ratio CET 1 Ratio Tier 1 Ratio Total RBC Ratio 7.82% 9.31% 9.31% 12.16% Joins together two banks with superior credit risk management practices Bank‐Level Bank‐Level Bank‐Level Bank‐Level Combines management teams experienced Lev. Ratio CET 1 Ratio Tier 1 Ratio Total RBC Ratio in M&A 8.92% 10.62% 10.62% 11.49% 1) Pro forma for the $200 million of subordinated debt required to be raised by Provident prior to the completion of the merger with Lakeland Bancorp, Inc. pursuant 7 to the conditions to the bank regulatory approvals for the merger

WELLPOSITIONED INHIGHLYATTRACTIVEMARKETS HIGHLY RANKED DEPOSIT MARKET SHARE INNJ FOR Connecticut New York INSTITUTIONS WITH LESS THAN$100B INASSETS Overall Institution (HQ State) Rank Deposits ($000s)¹ Share (%)¹ Pennsylvania 1 Valley National Bancorp (NJ) $30,314,708 6.82% Pro Forma PFS & LBAI $18,180,794 4.09% Provident Financial Services (NJ) $9,791,779 2.20% 2 3 OceanFirst Financial Corp. (NJ) $9,607,224 2.16% Lakeland Bancorp (NJ) $8,389,015 1.89% 4 5 Columbia Financial Inc. (NJ) $7,810,198 1.76% 6 ConnectOne Bancorp Inc. (NJ) $6,867,977 1.55% New Jersey 7 CRB Group Inc. (NJ) $6,342,820 1.43% 8 Kearny Financial Corp. (NJ) $5,565,751 1.25% 9 Peapack-Gladstone Financial (NJ) $5,216,536 1.17% 10 Fulton Financial Corp. (PA) $4,517,277 1.02% PFS (96) Total for Institutions in New Jersey $444,442,359 LBAI (69) 1) Deposit data as of June 30th, 2023; Deposit Share analysis includes institutions with $100B or less in total assets; Sourced from FDIC data 8

Talent Accretive Transaction Adds Bench Strength

Pro Forma Management Team


Anthony J. Labozzetta
President & CEO


Thomas Lyons
Chief Financial Officer


Jim Christy
Chief Risk Officer


James Nigro
Chief Credit Officer


John Rath
Chief Lending Officer


Timothy Matteson
Chief Admin. Officer


Vito Giannola
Chief Banking Officer


Ben MacDougall
General Counsel


Valerie Murray
Chief Wealth Mgmt. Officer & President of Beacon Trust


George Lista
President & CEO, Provident Protection Plus


Carolyn Powell
Chief Human Resources Officer


Ravi Vakacherla
Chief Digital and Innovation Officer

Board of Directors (Preliminary Named Directors)

PFS

Christopher Martin
Executive Chairman

Nadine Leslie
Director

Ursuline Foley
Director

Frank Fekete
Director

Edward Leppert
Director

John Pugliese
Director

James Dunigan
Director

Matthew Harding
Director

Anthony Labozzetta
Director, President & CEO

LBAI

Thomas Shara Jr.
Executive Vice Chairman

Brian Flynn
Director

Brian Gragnolati
Director

James E. Hanson
Director

Robert E. McCracken
Director

Provident

9

Growth Achieved Through an Organic Strategy Augmented by Disciplined M&A

Experienced Bank Partners Adding Scale…

- Consistent organic growth has been supplemented by select, opportunistic whole bank acquisitions that have been conservatively priced and modeled

Provident Acquisitions

May 2014:
Team Capital Bank
- $115MM value[1]
- $949MM assets[1]

July 2020:
SB One Bancorp
- $186MM value[1]
- $2.1BN assets[1]

September 2022:
Lakeland Bancorp
- $1.3BN value[1]
- $10.4BN assets[1]

Total Assets ($BN)



$8.5
$3.5
$8.9
$3.9
$9.5
$5.1
$9.8
$5.4
$9.7
$5.8
$9.8
$6.7
$12.9
$7.7
$13.8
$8.2
$13.8
$10.8
$14.2
$11.1
$14.1
$11.0
$24.5
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
Q1 2024
Q1 2024 Pro Forma PFS + LBAI[2]
PFS
LBAI

January 2016:
Pascack Bancorp, Inc.
- $43MM value[1]
- $391MM assets[1]

July 2016:
Harmony Bank
- $36MM value[1]
- $314MM assets[1]

January 2019:
Highlands Bancorp, Inc.
- $43MM value[1]
- $485MM assets[1]

January 2022:
1st Constitution Bancorp
- $277MM value[1]
- $1.9BN assets[1]

Lakeland Acquisitions

…Supplemented by Fee Income Deals

- Lakeland Bancorp acquisition will provide asset-based lending and mortgage warehouse lending
- Wealth management has been a key priority in last decade, resulting in strong diversification of revenue
- Acquisition of SB One Bancorp enhanced fee-based business and fee generation provided by Provident Protection Plus insurance agency

Wealth Management Acquisitions

Deal	Year	Description
Tirschwell & Loewy	2019	NYC-based RIA with $823M[1] in AUM
MDE Group	2015	In-market acquisition of Morristown-based RIA
Suffolk Bancorp's WM business	2014	All wealth management assets of Suffolk County National Bank
Beacon Trust	2011	Morristown-based trust and wealth management company

Provident

1) Reflects deal value as of closing; Total assets and assets under management as of the quarter prior to the completion date of each transaction (LBAI deal value and total assets as of announcement and the quarter prior to announcement respectively); Sourced from S&P Capital IQ Pro
2) Pro forma for the merger with Lakeland Bancorp, Inc.

10

HISTORICALLY STRONG CREDIT CULTURE

- PFS and LBAI have a historically strong credit culture with average NCOs / Average Loans of 21 and 39 bps since 2008, respectively
- The combined platform will continue using the strong underwriting and review methods of the legacy companies
- Each party reviewed ~50% of the counterparty's commercial loan portfolio throughout merger process

NCOs / AVERAGE LOANS



2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Q1 2024²
National Average: 1.44% 2.65% 2.66% 1.63% 1.12% 0.69% 0.49% 0.42% 0.46% 0.47% 0.46% 0.49% 0.49% 0.25% 0.26% 0.49%
LBAI: 0.68% 2.55% 0.88% 0.89% 0.69% 0.36% 0.19% 0.06% 0.11% 0.05% 0.05% (0.00%) 0.03% 0.04% 0.10% 0.00% 0.03%
PFS: 0.19% 0.40% 0.63% 0.52% 0.42% 0.22% 0.13% 0.07% 0.07% 0.10% 0.39% 0.18% 0.06% (0.04%) 0.01% 0.08% 0.04%
PFS
LBAI
National Average¹

Provident

1) Sourced from Federal Reserve Economic Data; Includes all Commercial Banks; Q1 2024 National Average is not yet available
2) Reflects annualized metrics for Q1 2024 financials

11

INVESTMENTHIGHLIGHTS Highly experienced and stable management team effectively executing a relationship banking strategy, delivering high quality banking services across customer base Well positioned in highly attractive and stable markets with a diversified loan portfolio and strong fee income from wealth &asset management and insurance Emphasis on acquisition and retention of high‐quality core deposits, resulting in a sticky, low‐cost deposit base Strong track record of financial performance with significant potential for cross selling with Lakeland customers across all business lines Disciplined stewards of capital: strong organic growth, selective M&A, and consistent dividend growth Robust risk controls and strong regulatory compliance record Long‐standing commitments to serving the local community, employee engagement, and diversity and inclusion 12

FINANCIALOVERVIEW

HISTORY OFTARGETEDBALANCESHEETGROWTH TOTALASSETS($BN) TOTALGROSSLOANS($BN) TOTALDEPOSITS($BN) TANGIBLECOMMONEQUITY($BN)² 1) Pro forma for the merger with Lakeland Bancorp, Inc. 14 2) Represents a non‐GAAP measure. See Appendix for corresponding Reconciliations to GAAP Measures

TRACKRECORD OFSTRONGPERFORMANCE RETURN ONAVERAGEASSETS RETURN ONAVERAGEEQUITY RETURN ONAVERAGETANGIBLECOMMONEQUITY² TANGIBLEBOOKVALUEPERSHARE² 1) Reflects annualized metrics for Q1 2024 financials 15 2) Represents a non‐GAAP measure. See Appendix for corresponding Reconciliations to GAAP Measures

Track Record of Strong Performance (Continued)

PFS LBAI

Net Interest Margin


3.35%
3.33%
3.09%
3.09%
3.00%
3.13%
3.37%
3.24%
3.16%
2.77%
2.87%
2.46%
2019
2020
2021
2022
2023
Q1 2024[1]

Efficiency Ratio[2]


55.0%
54.8%
56.7%
54.5%
54.9%
53.2%
50.7%
51.8%
55.2%
58.4%
60.6%
64.9%
2019
2020
2021
2022
2023
Q1 2024[1]

Noninterest Income / Operating Revenue


17.63%
12.03%
18.81%
11.55%
19.17%
8.69%
17.37%
8.25%
16.66%
8.19%
18.18%
7.53%
2019
2020
2021
2022
2023
Q1 2024[1]

Noninterest Expense / Average Assets


2.05%
2.00%
2.01%
1.84%
1.87%
1.76%
1.88%
1.83%
1.98%
1.69%
2.04%
1.65%
2019
2020
2021
2022
2023
Q1 2024[1]

Provident

1) Reflects annualized metrics for Q1 2024 financials
2) Represents a non-GAAP measure. See Appendix for corresponding Reconciliations to GAAP Measures

16

STRONG ANDGROWINGFEEINCOMEBUSINESSES Provident’stwo ancillary fee‐based business lines in insurance and wealth management and Lakeland’s growing asset‐ based lending provide opportunities for additional growth and relationship expansion PFS REVENUECOMPOSITION(2010) ($MM) PFS REVENUECOMPOSITION(LTM Q1 2024¹) ($MM) Non‐Interest Non‐Interest Income: Income: $32MM $78MM Total Total Revenue: Revenue: As a % of As a % of $241MM $463MM Revenue: Revenue: 13% 17% PFS WEALTHMANAGEMENTFEEINCOME($MM) PFS INSURANCEAGENCYFEEINCOME($MM) 1) Reflects financial data for the twelve months ended March 31, 2024 17

CONSOLIDATEDCAPITALRATIOS TCE / TA¹ LEVERAGERATIO TIER1 CAPITALRATIO TOTALCAPITALRATIO 1) Represents a non‐GAAP measure. See Appendix for corresponding Reconciliations to GAAP Measures 2) Pro forma for the $200 million of subordinated debt required to be raised by Provident prior to the completion of the merger with Lakeland Bancorp, Inc. pursuant to the conditions to the bank regulatory 18 approvals for the merger; Assumes gross offering of $200.0 million, net proceeds of $194.6 million, assumes 100% of the net proceeds from the offering are downstreamedto the bank as equity

BANKCAPITALRATIOS LEVERAGERATIO TIER1 CAPITALRATIO TOTALCAPITALRATIO 1) Pro forma for the $200 million of subordinated debt required to be raised by Provident prior to the completion of the merger with Lakeland Bancorp, Inc. pursuant to the conditions to the bank regulatory approvals for the merger; Assumes gross offering of $200.0 million, net proceeds of $194.6 million, assumes 100% of the net proceeds from the offering are 19 downstreamedto the bank as equity

PROFORMAFINANCIALSNAPSHOT Pro Forma Regulatory Capital Ratios INCLUDINGInterest Rate Purchase Accounting Marks Total Pre‐Tax Purchase PF Leverage PF CET1 PF Tier 1 PF Total Capital Accounting Interest Rate Marks Ratio Ratio Ratio Ratio Consolidated: $543MM 7.82% 9.31% 9.31% 12.16% Bank: $498MM 8.92% 10.62% 10.62% 11.49% Pro Forma Regulatory Capital Ratios EXCLUDINGInterest Rate Purchase Accounting Marks Total Pre‐Tax Purchase PF Leverage PF CET1 PF Tier 1 PF Total Capital Accounting Interest Rate Marks Ratio Ratio Ratio Ratio Consolidated: $543MM 9.27% 11.13% 11.13% 13.94% Bank: $498MM 10.49% 12.59% 12.59% 13.44% Note: Pro forma for the $200 million of subordinated debt required to be raised by Provident prior to the completion of the merger with Lakeland Bancorp, Inc. pursuant to the conditions to the bank regulatory approvals for the merger; Assumes gross offering of $200.0 million, net proceeds of $194.6 million, assumes 100% of the net proceeds from the offering are 20 downstreamedto the bank as equity

LOANPORTFOLIO& ASSETQUALITY

Loan Underwriting Policy and Disciplined Credit Culture

Striking a Balance Between:

Prudence	Disciplined Underwriting	Portfolio Management / Analytics

In Our Decision Making and Responsiveness to Customers

- Provident employs a conservative lending approach with processes that allow for the prompt and thorough underwriting and approval/decline of loan requests consistent with our established risk appetite
- Provident's Board of Directors has granted lending authority to certain officers, and established a Credit Committee to review loans exceeding approved individual lending authorities
- In addition to meeting weekly for loan approval, the Credit Committee reviews loan statistical data on a quarterly basis, which includes loans outstanding by category, delinquencies, criticized/classified loans, non-performing loans, other real estate owned and charge-offs
- Conservative credit culture at both banks bolstered by significant experience managing through various credit cycles

By Product Type As % of Loans Outstanding	March 31, 2024 Pro Forma[1] % of Portfolio	Policy Maximum % of Portfolio	Policy Maximum % of Capital	Wtd. Avg. Risk Rating[2]
Residential / 1-4 Family	11%	25%	200%	3.17
Commercial Real Estate	46%	65%	350%	3.75
Multi-Family	17%	25%	150%	3.30
Construction	5%	15%	65%	4.75
C&I	17%	35%	250%	4.00
Consumer	3%	10%	100%	3.10

Provident

1) Pro forma loan composition does not include purchase accounting or other adjustments; Total does not sum to 100% due to the exclusion of uncategorized loans
2) Risk ratings 1 through 5 are considered pass risk ratings. Risk rating definitions: 1 = Minimal Risk; 2 = Modest Risk; 3 = Average Risk; 4 = Acceptable Risk; 5 = Pass-Watch; 6 = Special Mention; 7 = Substandard; 8 = Doubtful; 9 = Loss

22

Diversified Loan Portfolio

Provident Financial Services, Inc.



$ Millions
Consumer $295 3%
1-4 Family $1,152 11%
C&I $2,515 23%
Multifamily $1,826 17%
$10.8BN Total
C&D $711 6%
CRE $4,354 40%

1Q'24 Yield: 5.51%

Lakeland Bancorp, Inc.



$ Millions
Other $178 2%
1-4 Family $998 12%
Consumer $340 4%
Multifamily $1,405 17%
C&I $1,906 23%
$8.3BN Total
C&D $317 4%
CRE $3,176 38%

1Q'24 Yield: 5.48%

Pro Forma[1]



$ Millions
Other $168 1%
1-4 Family $2,150 11%
Consumer $635 3%
Multifamily $3,231 17%
C&I $4,421 23%
$19.2BN Total
C&D $1,029 6%
CRE $7,529 39%

1Q'24 Yield: 5.50%

Bank Level	Provident	Lakeland	Pro Forma
Reserves / Gross Loans	0.98%	0.92%	0.99%
C&D / Total RBC	50.5%	26.9%	45.5%
CRE (Incl. Multi-Family) / Total RBC	472%	401%	491%
CRE (Excl. Multi-Family) / Total RBC	348%	281%	356%

Provident

1) Pro forma loan composition does not include purchase accounting or other adjustments; Pro forma loan concentrations as per company documents as of March 31, 2024; Pro forma for the $200 million of subordinated debt required to be raised by Provident prior to the completion of the merger with Lakeland Bancorp, Inc. pursuant to the conditions to the bank regulatory approvals for the merger; Assumes gross offering of $200.0 million, net proceeds of $194.6 million, assumes 100% of the net proceeds from the offering are downstreamed to the bank as equity

Note: Loan data is as of or for the quarter ended March 31, 2024; Loan concentrations reflect GAAP financial data as of or for the quarter ended March 31, 2024

23

LOANPORTFOLIOCONCENTRATIONS LBAI CRE / TOTALRBC PFS CRE / TOTALRBC PFS C&D / TOTALRBC LBAI C&D / TOTALRBC 1) Pro forma for the $200 million of subordinated debt required to be raised by Provident prior to the completion of the merger with Lakeland Bancorp, Inc. pursuant 24 to the conditions to the bank regulatory approvals for the merger

OVERVIEW OFCOMMERCIALREALESTATEPORTFOLIO CRE INVESTMENTBYPROPERTYTYPE(INCL. MULTI‐FAMILY) ASOFMARCH31, 2024 ($MM) $6.2BN $4.6BN PFS Portfolio Characteristics LBAI Portfolio Characteristics 16% 12% 10 Largest CRE Relationships as a % of CRE Portfolio 10 Largest CRE Relationships as a % of CRE Portfolio 9% 6% 10 Largest CRE Relationships as a % of Total Loan Portfolio 10 Largest CRE Relationships as a % of Total Loan Portfolio 5.54% 5.20% Weighted Average Yield of CRE Portfolio Weighted Average Yield of CRE Portfolio $2,581 $1,744 Average Loan Size Outstanding of CRE Portfolio ($000) Average Loan Size Outstanding of CRE Portfolio ($000) 3.41 3.53 Weighted Average Risk Rating of CRE Portfolio Weighted Average Risk Rating of CRE Portfolio Note: Loan data represents principle balances not inclusive of the impact of purchase account marks associated with previous acquisitions 25

PROFORMAMULTIFAMILY(NY ANDRENTSTABILIZEDSECTORS) NY MULTIFAMILYLOANSASOFMARCH31, 2024 ($MM) RENTSTABILIZEDLOANSASOFMARCH31, 2024 PFS LBAI Total Rent Stabilized Portfolio ($MM) $119.1 $14.9 Rent Stabilized Portfolio as a % of Multifamily Portfolio 6.51% 1.06% Average Loan Size of Rent Stabilized Portfolio ($MM) $3.1 $3.0 Weighted Average LTV of Rent Stabilized Portfolio 57.8% 61.7% Debt Service Coverage Ratio of Rent Stabilized Portfolio ~1.30x ~1.35x $42.1M, 67% LTV $5.3M, 59% LTV and Largest Loan of Rent Stabilized Portfolio and 1.26x DSCR 1.33x DSCR 603 of 840 Units are 26 of 80 Units are Composition of Rent Stabilized Portfolio Rent Stabilized Rent Stabilized $388MM Total Maturing or Repricing in 2024 ($MM) $3.9 ‐‐ Total Maturing or Repricing in 2025 to 2028 ($MM) $59.6 $3.8 Total Maturing or Repricing in 2029 & Beyond ($MM) $55.6 $11.1 MULTIFAMILYBALANCESBYORIGINATIONYEAR($MM) [ ] $229M (89 loans) of Loans on Total Multifamily [ ] NY Multifamily Properties are Loan Portfolio: [ ] Located in New York City $3.2 Billion New York All Multifamily 26

CRE Office Portfolio Overview

PFS CRE Office Portfolio As Of March 31, 2024 ($MM)



Out of Market
$33
7%
Pennsylvania
$68
14%
Other NY
$7
2%
Other NY Boroughs
$60
12%
Manhattan
$13
3%
New Jersey
$302
62%
$484MM

- $47MM maturing or repricing in 2024
- $265MM maturing in repricing in 2025 to 2028
- $171MM maturing or repricing in 2029 & beyond
- LTVs > 70%: ~$23MM, or ~5% of total office portfolio

LBAI CRE Office Portfolio As Of March 31, 2024 ($MM)



Connecticut
$7
2%
Pennsylvania
$23
5%
Other NY
$17
4%
Other NY Boroughs
$43
9%
New Jersey
$365
80%
$456MM

- $118MM maturing or repricing in 2024
- $274MM maturing in repricing in 2025 to 2028
- $64MM maturing or repricing in 2029 & beyond
- LTVs > 70%: ~$11MM, or ~3% of total office portfolio

Provident

27

OVERVIEW OFC&I PORTFOLIO C&I PORTFOLIOBYINDUSTRYASOFMARCH31, 2024 ($MM) $2.5BN $1.9BN PFS Portfolio Characteristics LBAI Portfolio Characteristics 10 Largest C&I Relationships as a % of C&I Portfolio 14% 10 Largest C&I Relationships as a % of C&I Portfolio 16% 3% 4% 10 Largest C&I Relationships as a % of Total Loan Portfolio 10 Largest C&I Relationships as a % of Total Loan Portfolio 6.03% 5.93% Weighted Average Yield of C&I Portfolio Weighted Average Yield of C&I Portfolio $774 $857 Average Loan Size Outstanding of C&I Portfolio ($000) Average Loan Size Outstanding of C&I Portfolio ($000) Weighted Average Risk Rating of C&I Portfolio 3.82 Weighted Average Risk Rating of C&I Portfolio 3.53 Note: Loan data represents principle balances not inclusive of the impact of purchase account marks associated with previous acquisitions 28

Top 30 Largest Borrower Relationships

($MM)	Bank	Loan Type	Number of Total Loans	Total Exposure	Total Balance	As a (%) of Total Loans[1]
Borrower 1	PFS	Multi	6	$134.3	$117.5	0.61%
Borrower 2	PFS	Other Mtg Invest-Retail/Industrial	14	$113.5	$113.5	0.59%
Borrower 3	PFS	Other Mtg Invest-Retail	38	$113.4	$105.5	0.55%
Borrower 4	PFS	Commercial Owner Occ/Unsec	47	$112.3	$72.8	0.38%
Borrower 5	PFS	Multi/Construction	16	$108.6	$84.3	0.44%
Borrower 6	PFS	Other Mtg Invest/Construction	69	$106.2	$71.2	0.37%
Borrower 7	PFS	Multi	8	$102.3	$102.2	0.53%
Borrower 8	PFS	Multi	28	$100.7	$100.3	0.52%
Borrower 9	PFS	Other Mtg Invest-Retail	12	$100.0	$87.9	0.46%
Borrower 10	PFS	SWAP Mtg Invest-Industrial, Mult-Constuction	7	$89.7	$70.2	0.37%
Borrower 11	LBAI	OO CRE	4	$85.1	$85.1	0.44%
Borrower 12	PFS	SWAP Mtg Invest-Mult	6	$84.5	$52.8	0.28%
Borrower 13	PFS	Other Mtg Invest-Industrial/Office	13	$84.1	$84.1	0.44%
Borrower 14	PFS	Other Mtg Invest-Med Office/Construction	20	$83.1	$75.0	0.39%
Borrower 15	PFS	Multi	9	$81.5	$72.6	0.38%
Borrower 16	PFS	Commercial Owner Occ/Unsec	15	$77.1	$59.0	0.31%
Borrower 17	PFS	Multi	11	$76.1	$73.4	0.38%
Borrower 18	LBAI	NOO CRE	7	$73.5	$68.4	0.36%
Borrower 19	PFS	Commercial Loans Unsec-Highway, Street, and Bridge Construction/Marinas	31	$73.2	$29.6	0.15%
Borrower 20	PFS	Other Mtg Invest-Industrial	6	$72.3	$72.3	0.38%
Borrower 21	LBAI	OO CRE	11	$72.2	$41.2	0.21%
Borrower 22	PFS	Multi	4	$71.3	$71.0	0.37%
Borrower 23	PFS	Other Mtg Invest-Industrial	5	$67.7	$67.7	0.35%
Borrower 24	PFS	Other Mtg Invest-Retail	4	$62.0	$62.0	0.32%
Borrower 25	PFS	Other Mtg Invest-Industrial/Retail	32	$61.8	$61.2	0.32%
Borrower 26	PFS	Commercial Owner Occ/Unsec	46	$60.3	$34.6	0.18%
Borrower 27	PFS	Commercial NonRE Sec	5	$60.0	$21.1	0.11%
Borrower 28	LBAI	OO CRE	10	$58.6	$37.4	0.20%
Borrower 29	PFS	SWAP Mtg Invest-Mixed Use	4	$58.5	$53.2	0.28%
Borrower 30	PFS	Commercial NonRE Sec	20	$58.0	$2.3	0.01%
Top 30 Total		**Total**	**508**	**$2,502.0**	**$2,049.6**	**10.69%**
		Median	**11**	**$79.3**	**$71.1**	**0.37%**

Provident

1) Total loans are pro forma for the merger with Lakeland Bancorp, Inc.

29

PFS: HISTORICALLYSTRONGASSETQUALITY& CREDITFUNDAMENTALS Our Conservative Credit Culture Shows Through in Reserve Coverage and Limited Historical Charge‐Offs NPA TRENDS($MM) NCOS/ AVERAGELOANS(%) RESERVE/ LOANS(%) & RESERVES/ NPLS(%) 1) Reflects annualized metrics for Q1 2024 financials 30 2) Sourced from Federal Reserve Economic Data; Includes all Commercial Banks; Q1 2024 National Average is not yet available

LBAI: HISTORICALLYSTRONGASSETQUALITY& CREDITFUNDAMENTALS Our Conservative Credit Culture Shows Through in Reserve Coverage and Limited Historical Charge‐Offs NPA TRENDS($MM) NCOS/ AVERAGELOANS(%) RESERVE/ LOANS(%) & RESERVES/ NPLS(%) 1) Reflects annualized metrics for Q1 2024 financials 31 2) Sourced from Federal Reserve Economic Data; Includes all Commercial Banks; Q1 2024 National Average is not yet available

FUNDING& LIQUIDITYMANAGEMENT

ATTRACTIVEDEPOSITBASEFUNDSDIVERSIFIEDLOANPORTFOLIO 4 PRO FORMA $ Millions $ Millions $ Millions $10.1BN $8.5BN $18.6BN Total Total Total 1 1Q’24 Cost of Total Deposits¹: 2.07% 1Q’24 Cost of Total Deposits¹ : 2.56% 1Q’24 Cost of Total Deposits : 2.29% Non‐Interest Bearing Deposits: 19.8% Non‐Interest Bearing Deposits: 20.3% Non‐Interest Bearing Deposits: 20.0% Q1 2024 Core² Deposits: 83.5% Q1 2024 Core² Deposits: 94.5% 3 3 Funding profile remains strong with Uninsured Deposits / Deposits : 24.7% Uninsured Deposits / Deposits : 27.1% ability to leverage incremental scale to minimize funding costs 1) Cost of total deposits reflects an annualized metric 2) Core deposits are total deposits less jumbo time deposits greater than $100,000 3) Reflects uninsured and uncollateralized deposits as a percent of total deposits 33 4) Pro forma deposit composition does not include purchase accounting adjustments Note: Deposit data is as of or for the quarter ended March 31, 2024

ATTRACTIVE DEPOSIT BASE FUNDS DIVERSIFIED LOAN PORTFOLIO

PFS CORE [1] DEPOSIT TRENDS



95.6%
92.7%
96.8%
95.2%
94.8%
94.5%
Stable Core Deposit Base
2019
2020
2021
2022
2023
Q1 2024

LBAI CORE [1] DEPOSIT TRENDS



89.7%
88.2%
92.9%
90.3%
83.9%
83.5%
Stable Core Deposit Base
2019
2020
2021
2022
2023
Q1 2024

PFS HISTORICAL COST OF DEPOSITS



$7.1
$9.8
$11.2
$10.6
$10.3
$10.1
533bps
216bps
207bps
66bps
2019
2020
2021
2022
2023
Q1 2024
Total Deposits ($BN)
Cost of Deposits (bps)
Fed Funds (bps)²

LBAI HISTORICAL COST OF DEPOSITS



$5.3
$6.5
$7.0
$8.6
$8.6
$8.5
533bps
216bps
256bps
95bps
2019
2020
2021
2022
2023
Q1 2024
Total Deposits ($BN)
Cost of Deposits (bps)
Fed Funds (bps)²

Provident

1) Core deposits are total deposits less jumbo time deposits greater than $100,000
2) Fed fund rate represents average rate throughout each period

34

LIQUIDITYOVERVIEW PFS’ cash flows from loan payments and maturing investment securities are fairly predictable sources of funds. Changes in interest rates, local economic conditions and the competitive marketplace can influence loan prepayments, prepayments on mortgage‐backed securities and deposit flows. For each of the quarters ended March 31, 2024 and 2023, loan repayments totaled $649 million and $827 million, respectively. PFS has continued to monitor and focus on depositor behavior and borrowing capacity with the FHLBNY and FRBNY, with current borrowing capacity of $1.72 billion and $1.33 billion, respectively as of March 31, 2024. All borrowing capacity is immediately available. PFS’ estimated uninsured and uncollateralized deposits at March 31, 2024 totaled $2.49 billion, or 24.7% of deposits LBAI’s estimated uninsured and uncollateralized deposits at March 31, 2024 totaled $2.30 billion, or 27.1% of deposits 35

Top 30 Largest Depositor Relationships

($MM)	Bank	Depositor Type	Number of Total Deposits	Number of Total Loans	Tenure of Relationship	Total Balance	As a (%) of Total Deposits[1]
Depositor 1	LBAI	Public	54	0	20 Years	$233.6	1.24%
Depositor 2	PFS	Public	32	5	14 Years	$177.1	0.94%
Depositor 3	PFS	Public	32	1	15 Years	$134.8	0.72%
Depositor 4	LBAI	Public	29	0	6 Years	$118.4	0.63%
Depositor 5	LBAI	Commercial	8	2	27 Years	$115.1	0.61%
Depositor 6	LBAI	Retail	19	0	5 Years	$114.3	0.61%
Depositor 7	PFS	Commercial	2	5	8 Years	$99.8	0.53%
Depositor 8	LBAI	Public	39	0	52 Years	$97.0	0.51%
Depositor 9	LBAI	Commercial	1	0	1 Year	$93.1	0.49%
Depositor 10	PFS	Public	4	0	22 Years	$88.7	0.47%
Depositor 11	PFS	Commercial	7	2	16 Years	$67.8	0.36%
Depositor 12	LBAI	Public	23	0	13 Years	$63.2	0.34%
Depositor 13	PFS	Commercial	5	2	14 Years	$62.8	0.33%
Depositor 14	PFS	Public	15	1	7 Years	$53.3	0.28%
Depositor 15	LBAI	Public	30	0	21 Years	$52.6	0.28%
Depositor 16	PFS	Public	18	1	22 Years	$52.2	0.28%
Depositor 17	PFS	Public	33	1	7 Years	$50.7	0.27%
Depositor 18	PFS	Public	18	1	19 Years	$50.4	0.27%
Depositor 19	LBAI	Public	10	0	21 Years	$50.2	0.27%
Depositor 20	LBAI	Public	22	5	13 Years	$50.2	0.27%
Depositor 21	PFS	Public	32	4	8 Years	$49.7	0.26%
Depositor 22	LBAI	Commercial	6	1	21 Years	$49.0	0.26%
Depositor 23	PFS	Public	21	2	7 Years	$48.5	0.26%
Depositor 24	PFS	Public	22	1	7 Years	$43.2	0.23%
Depositor 25	PFS	Public	7	2	9 Years	$42.9	0.23%
Depositor 26	PFS	Public	16	1	9 Years	$41.5	0.22%
Depositor 27	PFS	Public	25	6	7 Years	$40.7	0.22%
Depositor 28	PFS	Public	42	2	7 Years	$39.1	0.21%
Depositor 29	PFS	Public	15	1	9 Years	$39.0	0.21%
Depositor 30	PFS	Public	40	1	7 Years	$37.4	0.20%
Top 30 Total		**Total**	**627**	**47**	**--**	**$2,256.3**	**11.97%**
		Median	**20**	**1**	**11 Years**	**$52.4**	**0.28%**

Provident

1) Total deposits are pro forma for the merger with Lakeland Bancorp, Inc.

36

CONSERVATIVESECURITIESPORTFOLIO AVAILABLEFORSALESECURITIES($MM) HELDTOMATURITYSECURITIES($MM) At March 31, 2024, the portfolio had a modified duration of 4.6 years and weighted average life of 5.5 years At March 31, 2024, the allowance for credit losses on held to maturity securities totaled $17,000 $1.7BN $355MM Q1 2024 AOCI Associated with AFS Portfolio: ($164.4MM) 9.9% of Total AFS Portfolio At March 31, 2024, the portfolio had a modified duration of 6.7 years and weighted average life of 8.1 years At March 31, 2024, the allowance for credit losses on held to maturity securities totaled $146,000 $914MM $827MM Q1 2024 AOCI Associated with AFS Portfolio: ($66.5MM) 7.3% of Total AFS Portfolio 37 LAKELAND PROVIDENT

PFS: INTERESTRATESENSITIVITY Calculated Increase (Decrease) in Projected Annual Net Interest Income ($000) March 31, 2024 March 31, 2023 $ Change % Change $ Change % Change +100 bps $511 0.1% $3,684 0.9% ‐100 bps ($3,666) (1.0%) ($3,987) (1.0%) ‐200 bps ($7,410) (1.9%) ($8,303) (2.0%) No material change in interest rate positioning is expected from pending acquisition with Lakeland Bancorp, Inc. Note: Financial information is not pro forma for Lakeland Bancorp, Inc. 38

REGULATORYCAPITAL

CONSOLIDATEDREGULATORYCAPITALCOMPOSITION Total Risk‐ Well‐Capitalized w / Conservation Buffer¹ Total Risk‐ Based Capital Tier 1 Leverage Ratio: 5.00% Based Capital CET1 Ratio: 7.00% Total RBC Total Risk‐ Tier 1 Ratio: 8.50% Subordinated Tier 1 Tier 1 0.85% Total Risk‐Based Capital Ratio: 10.50% Based Capital Debt Leverage Leverage 0.11% Allowable Tier 2 Ratio Ratio 1.98% ALLL & Other 1.02% Trust Preferred 0.86% 0.86% Tier 1 Leverage Ratio Common 11.75% 9.31% 9.31% Tier 1 / Equity CET1 1) Sourced from the Federal Reserve Board of Governors and the FDIC 2) Pro forma for the $200 million of subordinated debt required to be raised by Provident prior to the completion of the merger with Lakeland Bancorp, Inc. pursuant to the conditions to the bank regulatory approvals for the merger 40 Note: Assumes gross offering of $200.0 million, net proceeds of $194.6 million, assumes 100% of the net proceeds from the offering are downstreamedto the bank as equity

BANKREGULATORYCAPITALCOMPOSITION Total Risk‐ Well‐Capitalized w / Conservation Buffer¹ Based Capital Tier 1 Leverage Ratio: 5.00% CET1 Ratio: 7.00% Total RBC Total Risk‐ Tier 1 Ratio: 8.50% Based Capital Tier 1 Tier 1 Total Risk‐Based Capital Ratio: 10.50% Total Risk‐ Leverage Leverage 0.85% FDIC Regulatory Capital Commitment² Allowable ALLL Based Capital Tier 2 Ratio Tier 1 Leverage Ratio: 8.50% Ratio & Other Total Risk‐Based Capital Ratio: 11.25% 0.86% 0.86% Tier 1 Leverage Ratio Tier 1 / Common 11.50% 9.66% 10.62% CET1 Equity 1) Sourced from the Federal Reserve Board of Governors and the FDIC 2) Reflects FDIC Regulatory Capital Commitment Levels for Tier 1 Leverage Ratio and Total Risk‐Based Capital Ratio 41 3) Pro forma for the $200 million of subordinated debt required to be raised by Provident prior to the completion of the merger with Lakeland Bancorp, Inc. pursuant to the conditions to the bank regulatory approvals for the merger Note: Assumes gross offering of $200.0 million, net proceeds of $194.6 million, assumes 100% of the net proceeds from the offering are downstreamedto the bank as equity

APPENDIX

Board's Role in Oversight of Risk

Our Board Has A Robust Approach To Overseeing Risk Management

Audit Committee	Compensation and Human Capital Committee	Governance & Nominating Committee	Risk Committee	Technology Committee
• Sole authority for retaining, overseeing, and evaluating a firm of independent registered public accountants to audit Provident's annual financial statements • In consultation with the independent registered public accounting firm and the internal auditor, reviewing the integrity of Provident's financial reporting processes, both internal and external • Reviewing the financial statements and the audit report with management and the independent registered public accounting firm • Reviewing earnings and financial releases and quarterly and annual reports filed with the SEC • Approving all engagements for services by the independent registered public accounting firm	• Reviewing the performance of, and the compensation payable to, our named executive officers, including the President and Chief Executive Officer • The compensation payable to our non-management directors • CEO succession planning • Human capital management oversight, including diversity and inclusion and pay equity • Reviewing and evaluating incentive compensation plans and risks associated with such plans • Engaging the compensation consultant, Frederic W. Cook & Co., Inc. ("FW Cook")	• Evaluating and making recommendations to the board concerning the number of directors and committee assignments • Establishing the qualifications, skills, relevant background, diversity, and other selection criteria for board members • Making recommendations to the board concerning board nominees • Conducting evaluations of the effectiveness of the operation of the board and its committees • Developing and maintaining corporate governance principles • Recommending revisions to the code of business conduct and ethics • Oversight of ESG Committee progress and activities • Making recommendations to the board regarding director orientation and continuing education	• Maintaining an effective culture of discipline that provides proper guidance and support for a sound, effective, and coordinated enterprise risk management process designed to identify potential events that may affect our business and to appropriately manage risks in order to provide reasonable assurance that our stated objectives will be achieved • Identifying potential emerging risks in a routine and systematic manner, assessing the implications of those risks to our business, and managing those risks in a manner consistent with reducing the probability of their occurrence and potential consequences to our company to an acceptable level	• Review the company's technology strategy and associated budget and expenditures for the company's business lines • Review and, where appropriate, make recommendations to the board regarding significant technology investments in support of the company's technology, data, and digital strategies • Review the major technology risk exposure, including operational aspects of information security and cybersecurity risks, and the steps taken to monitor and control such exposures; and • Receive reports from management regarding the company's business continuity planning.

Provident

43

Provident Historical Financial Profile

	For the Calendar Year Ended					For the Quarter Ended
	2019Y	2020Y	2021Y	2022Y	2023Y	Q1 2024
Balance Sheet ($000)						
Total Assets	$9,808,578	$12,919,741	$13,781,202	$13,783,436	$14,210,810	$14,130,918
Annualized Growth	*0.9%*	*31.7%*	*6.7%*	*0.0%*	*3.1%*	*(2.2%)*
Gross Loans HFI	7,332,885	9,822,890	9,581,624	10,248,883	10,873,701	10,842,707
Annualized Growth	*1.1%*	*34.0%*	*(2.5%)*	*7.0%*	*6.1%*	*(1.1%)*
Deposits	7,102,609	9,837,829	11,234,012	10,563,024	10,292,514	10,098,892
Gross Loans HFI / Deposits	103.2%	99.8%	85.3%	97.0%	105.6%	107.4%
Capital Ratios						
TCE / TA[1]	10.42%	9.26%	9.26%	8.53%	8.96%	9.05%
Tier 1 Capital	12.56%	10.58%	11.59%	11.47%	11.56%	11.75%
Total Capital	13.28%	11.94%	12.25%	12.15%	12.39%	12.71%
CRE Concentration (Bank-Level)	441%	457%	471%	491%	486%	472%
Asset Quality						
NPLs / Loans	0.55%	0.89%	0.50%	0.57%	0.46%	0.44%
NPAs / Assets	0.44%	0.71%	0.41%	0.44%	0.43%	0.42%
NCOs / Average Loans	0.18%	0.06%	(0.04%)	0.01%	0.08%	0.04%
Earnings & Profitability ($000)						
Net Income	$112,633	$96,951	$167,921	$175,648	$128,398	$32,082
Annualized Growth	*(4.9%)*	*(13.9%)*	*73.2%*	*4.6%*	*(26.9%)*	*0.5%*
Provision	13,100	29,719	(24,339)	8,388	27,904	186
ROAA	1.15%	0.86%	1.26%	1.29%	0.92%	0.92%
ROAE	8.07%	6.49%	10.03%	10.86%	7.81%	7.60%
NIM	3.35%	3.09%	3.00%	3.37%	3.16%	2.87%
Noninterest Income / Average Assets	0.65%	0.64%	0.65%	0.64%	0.57%	0.59%
Noninterest Expense / Average Assets	2.05%	2.01%	1.87%	1.88%	1.98%	2.04%
Yields and Costs						
Yield on Loans	4.51%	3.87%	3.82%	4.26%	5.37%	5.51%
Yield on Earning Assets	4.18%	3.55%	3.30%	3.76%	4.87%	5.06%
Cost of Interest Bearing Deposits	0.84%	0.53%	0.33%	0.47%	1.99%	2.60%
Cost of Total Deposits	0.66%	0.40%	0.25%	0.35%	1.54%	2.07%
Cost of Funds	0.89%	0.53%	0.32%	0.41%	1.80%	2.80%

Provident

1) Represents a non-GAAP measure. See Appendix for corresponding Reconciliations to GAAP Measures

44

Lakeland Historical Financial Profile

	For the Calendar Year Ended					For the Quarter Ended
	2019Y	2020Y	2021Y	2022Y	2023Y	Q1 2024
Balance Sheet ($000)						
Total Assets	$6,711,236	$7,664,297	$8,198,056	$10,783,840	$11,138,567	$10,964,884
Annualized Growth	*15.6%*	*14.2%*	*7.0%*	*31.5%*	*3.3%*	*(6.1%)*
Gross Loans HFI	5,137,823	6,021,232	5,976,148	7,866,050	8,343,861	8,320,424
Annualized Growth	*15.3%*	*17.2%*	*(0.7%)*	*31.6%*	*6.1%*	*(1.1%)*
Deposits	5,293,779	6,455,783	6,965,823	8,567,471	8,581,238	8,500,438
Gross Loans HFI / Deposits	97.1%	93.3%	85.8%	91.8%	97.2%	97.9%
Capital Ratios						
TCE / TA[1]	8.62%	8.05%	8.31%	7.88%	8.20%	8.43%
Tier 1 Capital	11.02%	10.22%	11.15%	11.24%	11.51%	11.72%
Total Capital	13.40%	12.84%	14.48%	13.83%	14.11%	14.33%
CRE Concentration (Bank-Level)	431%	465%	423%	411%	405%	401%
Asset Quality						
NPLs / Loans	0.52%	0.71%	0.28%	0.22%	0.31%	0.18%
NPAs / Assets	0.32%	0.56%	0.21%	0.16%	0.23%	0.14%
NCOs / Average Loans	(0.00%)	0.03%	0.04%	0.10%	0.00%	0.03%
Earnings & Profitability ($000)						
Net Income	$70,672	$57,518	$95,041	$107,369	$84,740	$19,795
Annualized Growth	*11.5%*	*(18.6%)*	*65.2%*	*13.0%*	*(21.1%)*	*(6.0%)*
Provision	2,130	27,222	(10,915)	7,688	7,208	(2,692)
ROAA	1.12%	0.80%	1.19%	1.04%	0.78%	0.73%
ROAE	10.14%	7.74%	11.95%	9.80%	7.48%	6.79%
NIM	3.33%	3.09%	3.13%	3.24%	2.77%	2.46%
Noninterest Income / Average Assets	0.42%	0.37%	0.29%	0.28%	0.23%	0.19%
Noninterest Expense / Average Assets	2.00%	1.84%	1.76%	1.83%	1.69%	1.65%
Yields and Costs						
Yield on Loans	4.73%	4.07%	3.95%	4.36%	5.28%	5.48%
Yield on Earning Assets	4.36%	3.70%	3.43%	3.77%	4.77%	4.98%
Cost of Interest Bearing Deposits	1.21%	0.69%	0.33%	0.69%	2.45%	3.19%
Cost of Total Deposits	0.95%	0.53%	0.25%	0.51%	1.90%	2.56%
Cost of Funds	1.09%	0.65%	0.32%	0.61%	2.20%	2.79%

Provident

1) Represents a non-GAAP measure. See Appendix for corresponding Reconciliations to GAAP Measures

45

Provident Notes and Reconciliation of GAAP and Non-GAAP Financial Measures
(Dollars in Thousands, except share data)

The Company has presented the following non-GAAP (U.S. Generally Accepted Accounting Principles) financial measures because it believes that these measures provide useful and comparative information to assess trends in the Company's results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Company evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Company's industry. Investors should recognize that the Company's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Company strongly encourages a review of its condensed consolidated financial statements in their entirety.

	2019Y	2020Y	2021Y	2022Y	2023Y	Q1 2024
Efficiency ratio calculation:						
Net Interest income	$297,973	$312,570	$366,023	$417,552	$399,454	$93,670
Non-interest income	63,794	72,431	86,809	87,789	79,829	20,807
Total income	$361,767	$385,001	$452,832	$505,341	$479,283	$114,477
Reported non-interest expense	$201,579	$227,728	$250,053	$256,847	$275,600	$71,321
Adjustments to non-interest expense:						
Credit loss expense for off-balance sheet credit exposures	-	1,814	1,515	(3,384)	264	(506)
Merger-related transaction costs, COVID-19 expenses & contingent litigation reserves	2,768	7,697	-	4,128	10,826	2,502
Adjusted non-interest expense	$198,811	$218,217	$248,538	$256,103	$264,510	$69,325
Efficiency ratio (Adjusted non-interest expense/income)	**54.96%**	**56.68%**	**54.89%**	**50.68%**	**55.19%**	**60.56%**

	2019Y	2020Y	2021Y	2022Y	2023Y	Q1 2024
Return on average tangible common equity:						
Net income	$112,633	$96,951	$167,921	$175,648	$128,398	$32,082
Average stockholders' equity	$1,394,859	$1,494,563	$1,673,715	$1,618,090	$1,644,529	$1,698,170
Less: average intangible assets	433,189	449,711	465,214	462,620	459,503	457,695
Average tangible stockholders' equity	$961,670	$1,044,852	$1,208,501	$1,155,470	$1,185,026	$1,240,475
ROATE (Annualized net income/average tangible stockholders' equity)	**11.71%**	**9.28%**	**13.89%**	**15.20%**	**10.84%**	**10.40%**

	2019Y	2020Y	2021Y	2022Y	2023Y	Q1 2024
Tangible Common Equity / Tangible Assets:						
Stockholders' equity	$1,413,840	$1,619,797	$1,697,096	$1,597,703	$1,690,596	$1,695,162
Less: intangible assets	437,019	466,212	464,183	460,892	457,942	457,239
Tangible stockholders' equity	$976,821	$1,153,585	$1,232,913	$1,136,811	$1,232,654	$1,237,923
Total Assets	$9,808,578	$12,919,741	$13,781,202	$13,783,436	$14,210,810	$14,130,918
Less: intangible assets	437,019	466,212	464,183	460,892	457,942	457,239
Tangible assets	$9,371,559	$12,453,529	$13,317,019	$13,322,544	$13,752,868	$13,673,679
Tangible Common Equity / Tangible Assets	**10.42%**	**9.26%**	**9.26%**	**8.53%**	**8.96%**	**9.05%**

	2019Y	2020Y	2021Y	2022Y	2023Y	Q1 2024
Tangible book value per share:						
Stockholders' equity	$1,413,840	$1,619,797	$1,697,096	$1,597,703	$1,690,596	$1,695,162
Less: intangible assets	437,019	466,212	464,183	460,892	457,942	457,239
Tangible stockholders' equity	$976,821	$1,153,585	$1,232,913	$1,136,811	$1,232,654	$1,237,923
Shares outstanding	65,787,900	77,611,107	76,969,999	75,169,196	75,537,186	75,928,193
Tangible book value per share (Tangible stockholders' equity/shares outstanding)	**$14.85**	**$14.86**	**$16.02**	**$15.12**	**$16.32**	**$16.30**

Provident

46

Lakeland Notes and Reconciliation of GAAP and Non-GAAP Financial Measures
(Dollars in Thousands, except share data)

The Company has presented the following non-GAAP (U.S. Generally Accepted Accounting Principles) financial measures because it believes that these measures provide useful and comparative information to assess trends in the Company's results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Company evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Company's industry. Investors should recognize that the Company's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Company strongly encourages a review of its condensed consolidated financial statements in their entirety.

	2019Y	2020Y	2021Y	2022Y	2023Y	Q1 2024
Efficiency ratio calculation:						
Net Interest income	$196,034	$207,687	$234,834	$312,615	$281,681	$62,558
Non-interest income	26,796	27,110	22,361	28,099	25,138	5,094
Tax-equivalent adjustment on municipal securities & gain on sales and calls on investment securities	401	(775)	691	1,567	1,652	385
Total revenue, as adjusted	$223,231	$234,022	$257,886	$342,281	$308,471	$68,037
Reported non-interest expense	$126,756	$132,798	$140,756	$188,208	$182,974	$44,649
Adjustments to non-interest expense:						
Amortization of core deposit intangibles	1,182	1,025	868	2,351	2,029	436
Merger-related transaction costs, long-term debt prepayment fees & extinguishment costs	3,178	4,133	2,613	8,606	864	68
Adjusted non-interest expense	$122,396	$127,640	$137,275	$177,251	$180,081	$44,145
Efficiency ratio (Adjusted non-interest expense/income)	**54.83%**	**54.54%**	**53.23%**	**51.79%**	**58.38%**	**64.88%**

	2019Y	2020Y	2021Y	2022Y	2023Y	Q1 2024
Return on average tangible common equity:						
Net income	$70,672	$57,518	$95,040	$107,369	$84,740	$19,795
Average stockholders' equity	$697,037	$743,225	$795,554	$1,095,861	$1,132,656	$1,172,324
Less: average intangible assets	159,854	160,093	159,143	280,438	279,956	278,734
Average tangible stockholders' equity	$537,183	$583,132	$636,411	$815,423	$852,700	$893,590
ROATE (Annualized net income/average tangible stockholders' equity)	**13.16%**	**9.86%**	**14.93%**	**13.17%**	**9.94%**	**8.91%**

	2019Y	2020Y	2021Y	2022Y	2023Y	Q1 2024
Tangible Common Equity / Tangible Assets:						
Stockholders' equity	$725,263	$763,784	$827,014	$1,108,587	$1,169,369	$1,179,430
Less: intangible assets	160,591	159,565	158,697	280,917	278,887	278,452
Tangible stockholders' equity	$564,672	$604,219	$668,317	$827,670	$890,482	$900,978
Total Assets	$6,711,236	$7,664,297	$8,198,056	$10,783,840	$11,138,567	$10,964,884
Less: intangible assets	160,591	159,565	158,697	280,917	278,887	278,452
Tangible assets	$6,550,645	$7,504,732	$8,039,359	$10,502,923	$10,859,680	$10,686,432
Tangible Common Equity / Tangible Assets	**8.62%**	**8.05%**	**8.31%**	**7.88%**	**8.20%**	**8.43%**

	2019Y	2020Y	2021Y	2022Y	2023Y	Q1 2024
Tangible book value per share:						
Stockholders' equity	$725,263	$763,784	$827,014	$1,108,587	$1,169,369	$1,179,430
Less: intangible assets	160,591	159,565	158,697	280,917	278,887	278,452
Tangible stockholders' equity	$564,672	$604,219	$668,317	$827,670	$890,482	$900,978
Shares outstanding	50,498,410	50,479,646	50,606,365	64,871,703	65,030,275	65,154,226
Tangible book value per share (Tangible stockholders' equity/shares outstanding)	**$11.18**	**$11.97**	**$13.21**	**$12.76**	**$13.69**	**$13.83**

Provident

47